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The following investor presentation may be provided to shareholders of Argo Group International Holdings, Ltd.

Argo Group: Driving Growth and Value for Shareholders May 2019

Forward-Looking Statements This presentation may include forward-looking statements, both with respect to Argo Group and its industry, that reflect our current views with respect to future events and financial performance. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “assume,” “estimate,” “may,” “continue,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track,” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Argo Group’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) our ability to implement our business strategy; 7) adequacy of our loss reserves; 8) continued availability of capital and financial resources; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures, and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates, and foreign currency exchange rates); 14) the integration of businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of    terrorism or outbreak of war; 17) shareholder activism and 18) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. In addition, any estimates relating to loss events involve the exercise of considerable judgments and reflect a combination of ground-up evaluations, information available to date from brokers, market intelligence, initial tentative loss reports, and other sources. The actuarial range of reserves and management’s best estimate is based on our then-current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation and dependencies between lines of business. Our internal models are used to consider the distribution for reserving risk around this best estimate and predict the potential range of outcomes. However, due to the complexity of factors contributing to the losses and preliminary nature of the information used to prepare these estimates, there can be no assurance that Argo Group’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and other documents of Argo Group on file with or furnished to the U.S. Securities and Exchange Commissions (“SEC”). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Argo Group will be realized, or even if substantially realized, that they will have the expected consequences to or effects on, Argo Group or its business or operations. Except as required by law, Argo Group undertakes no obligation to update publicly or revise forward-looking statements, whether as a result of new information, future developments or otherwise.

Argo Group – Maximizing Value for Shareholders Through Commitment to Strong Stewardship Strategy Driving Company performance is top among peers and exceptional relative Shareholder Value to the market overall Our Board’s Our Board of Directors is committed to ensuring strong corporate Commitment to Shareholders and governance practices including its proactive refreshment program Good Governance and shareholder-friendly governance practices Voce has deliberately avoided the truth in order to engage in a Voce’s Campaign campaign of misinformation and outright falsehoods with the hopes of Misinformation and Falsehoods of creating an overwhelming appearance of impropriety as a means to gain Board seats The truth is that our oversight and governance of the company is strong and serves investors well. Argo has the right Board and management team to continue our best-in-class performance and stewardship.

Argo’s Board and Management Team Consistently Delivers Shareholder Value Our Board and management team have built a distinctive specialty insurance franchise that delivers sustainable long-term shareholder value through top line growth and continuous improvement in operating performance Best-in-class total shareholder returns Argo 1-year total shareholder return of 35.9% vs. peer median1 of 11.8% Argo 3-year total shareholder return of 88.8% vs. peer median1 of 43.8% Argo 5-year total shareholder return of 164.5% vs. peer median1 of 74.0% Execution: Our fundamental operating strategy has and is driving results and value creation Q1’19 ROAE of 20.1%, adjusted operating ROAE of 9.1%, combined ratio of 94.8% (below 100% drives profitability) Proven track record of delivering profitable growth: 5-year gross written premium CAGR of 9.4%2 From 12/31/10 to 3/31/19, GAAP book value grew from $1.6BN to $1.9BN and $655 million of capital was returned to shareholders Positive outlook and clear priorities: Argo has a well-defined strategic plan and targets to continue to drive economic value for all shareholders Underwriting margin: 5%—best-in-class; 100bps improvement per year for the next two years driven by expense ratio improvements ROAE: risk free rate plus 700bps – 10% currently; excess of cost of capital BVPS Growth: 10%+ reflecting ROAE target and investment contribution Shareholder value: Argo has delivered superior total shareholder return over the past five years and our positive financial outlook supports continued value creation for shareholders Source: SNL Financial and FactSet. Market data as of 4/30/19. Note: Total shareholder return includes the reinvestment of dividends on the ex-date. (1) Represents the median of operating peers, which include Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective, and W.R. Berkley. 4 (2) 5 year growth based on 2013 – 2018. 4

Superior Total Shareholder Returns 1-Year Total Shareholder Return As of Voce 13D Filing1 36% 26% S&P 500 13% (2)% 2 Peers 12% 3% 3-Year Total Shareholder Return As of Voce 13D Filing1 89% 54% S&P 500 52% 48% 2 Peers 44% 31% 5-Year Total Shareholder Return As of Voce 13D Filing1 164% 121% S&P 500 73% 68% 2 Peers 74% 86% Source: SNL Financial and FactSet. Market data as of 4/30/19. Note: Total shareholder return includes the reinvestment of dividends on the ex-date. (1) Represents market data as of 2/1/19, one trading day before Voce Schedule 13D filing on 2/4/19. 5 (2) Represents the median of operating peers, which include Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective, and W.R. Berkley.

Our Board’s Commitment to Stewardship Argo’s Board is keenly involved in approving corporate strategies, executive compensation and oversight of the risks and opportunities embedded in our business. Thoughtful Board composition and refreshment is and has been a priority We have strong and sound corporate governance practices designed to promote shareholder interests Our Board has demonstrated we have the necessary mix of skills to oversee near- and long-term strategy, including deep insurance industry knowledge, significant finance and capital markets expertise, and business operations backgrounds We have proactively added directors with diverse backgrounds and perspectives, broadening our range of representation while enhancing the digital strategy, global operations, and corporate governance expertise of our Board. We are currently onboarding 5 of 13, rotating our committee chairs The Board’s oversight is greatly enhanced by the insight that our longer-tenured directors provide in an industry marked by its long business cycles Our highly independent Board ensures the alignment of company strategy with shareholder value creation

Voce’s Campaign of Misinformation and Falsehoods Voce has not engaged in constructive dialogue with Argo or shown any credible ideas to promote long-term shareholder value Voce’s nominees are not additive to our director mix either in terms of skills or depth of high quality industry experience Voce’s is attempting to disrupt an effective board refreshment process that is deliberate, well-crafted, and introduces fresh thinking, all while driving continuing performance in key elements of our successful strategy. Such disruption is not in Argo’s shareholders’ interest Voce’s proposal to remove directors with deep institutional knowledge will only disrupt continuity and succession planning Voce’s allegations are false and misleading, and show a lack of due diligence and basic understanding of the Company and industry Voce has a track record of destroying shareholder value at the companies it targets Voce is a short-term investor, selling its stakes on average after 1.75 – 2.25 years 7

Today’s Agenda Argo Overview Argo has Generated Superior Shareholder Returns Argo’s Fundamental Operating Strategy is Delivering Results Our Board’s Commitment to Investor Stewardship Voce’s Campaign Concluding Remarks 8

ARGO GROUP

Distinctive Specialty Property & Casualty Insurance Platform

- **Global underwriter of specialty insurance and reinsurance**
  - Trailing Twelve Months ("TTM") Gross Written Premiums ("GWP"): $3BN
- **Strategically located in major insurance centers**
  - Across the U.S. | Bermuda | London
  - Selected international insurance centers
- **Established presence in desirable markets**
  - Differentiated U.S. specialty franchise
  - Lloyd's Syndicate operations grant solid strategic position
  - Strong Bermuda insurance and reinsurance platforms
- **Diversified by product, geography and profit streams**
- **Broad and strong producer relationships**
  - Agents, brokers, wholesalers and coverholders
- **"A" (Excellent) A.M. Best rating, stable outlook**
- **"A-" (Strong) S&P rating, positive outlook**

NWP Mix by:

Business Type


~9%
~91%

Primary Insurance
Reinsurance

Geography


10%
7%
19%
64%

United States
London
Bermuda
Brazil, Asia and Europe

2018 NWP: $1,766MM

Business Mix Evolution Through M&A and Organic Growth


5%
32%
62%

Other Comm'l
Workers' Comp.
Public Entity

2002 GWP: $622MM


18%
24%
5%
5%
5%
6%
6%
14%
16%

Excess & Surplus
Property
Professional Lines
Marine & Energy
Fronting
Surety
Public Entity
Specialty Programs
Other[1]

2018 GWP: $2,955MM

(1) Other includes mining, personal accident, environmental, transportation and other specialty and casualty, each of which makes up less than 5% of total GWP.

9

ARGO GROUP

Benefits Derived From a Truly Global Insurance Organization

Distribution Partner relationships enhanced affording increased relevance and influence with both global brokers and reinsurance brokers

Highlights

+17%	+43%
Global YoY Grow/Maintain Producer Growth (+$247MM)	International (ex. Lloyd's) Top 25 Producer YoY Growth (+$193MM)

Profitable Growth Opportunities amplified, providing diversification (spread of risk) and reducing volatility of insurance cycles while allowing more efficient use of capital

Highlights

+54%	+15%
Growth in property lines from international platforms	Growth in surety unit from international platform



Brand Enrichment facilitating high quality talent acquisition and development, fostering innovation and gathering insight across multiple platforms to leverage best practices across and throughout a broader/diverse organization

Highlights

>5%	+30%
Of all new employees in past five years from outside insurance industry	Premium growth through Protector platform in Bermuda, tool now introduced into US Market

Capital and Tax Efficiencies as a result of access to multiple platforms

Highlights

50%	>30%
Of capital provided by third-party capital providers in London / Bermuda	Reduction in effective tax rate

Amplify "share of wallet" through expanded product and service offerings to multi-national clients and/or more sophisticated domestic buyers of risk management solutions

Highlights

$200MM	+7%
Increase in risk management solutions business	Growth from top brokers

10

Innovative and Diverse Operations Geographic and product line diversification prevents dependency on any single market and provides broad spread of risk and earnings streams U.S. Operations Leading Performance With 5-Year Average Combined Ratio of 89.7%1 Leader in selected U.S. specialty commercial lines 20+ year underwriting history Strong relationships with national and local wholesale brokers Target non-standard risks with focus on small/medium accounts 2013 – 2018 gross written premium growth from $1.0 billion to $1.7 billion, combined ratio over the period averaged under 90% Sizable amount of business distributed through retail brokers / agents Argo Pro – Customer service focused D&O and E&O specialty platform Trident – Small and medium sized public-sector U.S. entities Rockwood – Designs custom workers comp and other programs for businesses in the mining sector Surety – Top 20 commercial underwriter International Operations Growing Platform With Robust 5-Year Premium CAGR of 8%1 Well-established multi-class Lloyd’s Syndicate platform A top Lloyd’s Syndicate platform by stamp capacity with multi-class expertise Regional offices in Bermuda, Dubai, Singapore and Shanghai Strong Bermuda trading platform Includes property insurance and reinsurance business in Bermuda Seasoned book of mid / large account professional lines and excess casualty business Strategic growth opportunities Leveraging Argo’s underwriting expertise through local presence in Europe and Brazil Building diversity through international expansion A growing portion of the Brazil business being distributed via digital channels through the in-house Protector platform Transforming Argo into a digital-first carrier using a unique thesis-driven and iterative approach (1) 5 year average based on 2014 – 2018. 10

International Segment has been a Key Contributor to Argo’s Results Operating Income After-Tax International Operating 38% 37% 26% NM 21% 31% Income Contribution: Global Catastrophe Activity –Hurricanes Harvey, Irma and Maria, Mexico earthquake, California wildfires $189 $165 $172 $159 $50 $62 $36 $62 $59 $140 $136 $136 $52 $103 $100 $15 $36 ($74) 2014 2015 2016 2017 2018 1Q 2019 U.S. Operations International Operations All data in millions. Note: Operating Income excludes run-off and corporate overhead. 11

Evolution of Argo Argo has delivered sustainable and increasingly profitable premium growth through both organic channels and a disciplined M&A strategy Gross Written Premium $2,955    2002 First full year 2008 2017 following acquisition of our Excess / Acquired Ariel Re acquired to Surplus Line Underwriting enhance scale and business and 2007 Agency / Syndicate third party Rockwood – Argonaut merges 1200 acquired 2010 origination business establishing modern with PXRE Argo Group (Reinsurance) and Reinstated ordinary Rebrands as Argo dividend and began Group share repurchase program Argo Re is formed $622    2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 All data in millions. (1) Commercial Line Direct Premium Written CAGR per SNL Financial. 12

Today’s Agenda Argo Overview Argo has Generated Superior Shareholder Returns Argo’s Fundamental Operating Strategy is Delivering Results Our Board’s Commitment to Investor Stewardship Voce’s Campaign Concluding Remarks 13

Argo’s Shares Are Outperforming Total Shareholder Return: 1 Year 3 Year 5 Year 5-Year Total Shareholder Return Argo 35.9% 88.8% 164.5% S&P 500 13.5% 51.6% 73.3% Peer Group1 11.8% 43.8% 74.0% +175% 164.5% +150% +125% +100% 73.3% +75% 74.0% +50% +25% +0% (25%) Apr-14 Sep-14 Feb-15 Jul-15 Dec-15 May-16 Oct-16 Mar-17 Aug-17 Jan-18 Jun-18 Nov-18 Apr-19 Source: SNL Financial and Factset. Market data as of 4/30/19. Note: Total shareholder return includes the reinvestment of dividends on the ex-date. 14 (1) Represents the median of peers, which include Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective, and W.R. Berkley.

Best-in-Class Shareholder Returns 1-Year Total Shareholder Return 3-Year Total Shareholder Return 5-Year Total Shareholder Return 36% 114% 237% 32% 89% 164% 27% 77% 140% 26% 69% 139% 22% 56% 133% 20% 56% 112% 14% S&P 500 52% 77% 13% 46% Peers1 74% 12% 44% S&P 500 73% 12% Peers1 44% 71% 12% 28% 64% 19% 41% 16% 37% 2% 19% 1% (23%) (24%) 2 NA Source: S d et data as of 4/30/19. Note: Tota e reinvestment of divi R reflects a starting date of 4/30/18 and ending date of 4/30/19; 3-Year TSR reflects a starting date of 4/30/16 and ending 9 eflects a starting date of 4/30/14 and ending date of 4/30/19; (1) Repr ian of peers, which include Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective, and W.R. Berkley. 15 (2) 5-ye lder return for James River not shown due to less than 5 years of trading history. 15

Argo’s Recent Share Price Performance has been Supported by Fundamental Results November 2018 (3Q 2018 Earnings Call) 4/29/19 (1Q 2019 Earnings) “What we care most about is underwriting margin or combined Argo reported 1Q adjusted operating EPS of $1.18 Argo Share Price ratio. And we’d like to see that in the low 90s… Given where vs consensus estimate of $1.15 representing a our loss ratios are in the mid- to high 50s, in order for us to get 9.1% annualized adjusted operating ROAE and to the low 90s, you would imagine a lot of that improvement 20.1% annualized GAAP ROAE $80.00 has to come from improving the expense ratio” $78.07 - Mark Watson, Argo Group CEO 2/04/19 5/04/18 (1Q 2018 Earnings) Voce Schedule 13D Filing Argo reported 1Q adjusted operating EPS of $1.05 vs. $70.00 consensus estimate of $0.84 driven by a reported combined ratio of 95.8% vs. consensus of 96.3% 4/25/19 William Blair upgraded Argo to $60.00 an “outperform” rating and stated that Argo shares could nearly double in 4 – 5 years, driven by developing technology platform and improving expense leverage 11/05/18 (3Q 2018 Earnings) 2/11/19 (4Q 2018 Earnings) $50.00 Argo reported 3Q adjusted operating Argo reported 4Q adjusted operating EPS of $0.68 vs. consensus EPS of $0.55 vs. consensus estimate estimate of $0.55 driven by a of $0.08 driven by a reported reported combined ratio of 99.7% combined ratio of 99.5% vs. vs. consensus of 101.0% consensus of 102.8% $40.00 6/30/2019 1Q 2019 vs. 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 1Q 2018 Loss Ratio 57.2% 58.8% 62.1% 62.0% 56.6% (0.6%) Expense Ratio 38.6% 37.5% 37.6% 37.5% 38.2% (0.4%) Combined Ratio 95.8% 96.3% 99.7% 99.5% 94.8% (1.0%) Operating EPS $1.05 $0.95 $0.68 $0.55 $1.18 $0.13 Source: SNL Financial and FactSet. Market data as of 4/30/19. 16

ARGO GROUP

Argo's Strategy to Drive Value is Being Recognized by the Market

Selected Wall Street Research Commentary[1]

William Blair

April 30, 2019

"[1Q 2019] highlighted strong growth levels and loss performance in the U.S. book (54% of business mix), and improving expense leverage. **Argo's developing technology platform suggests these trends are likely to gain momentum as it is further rolled out in the United States and applied to the international operations.**"

BOENNING & SCATTERGOOD ESTABLISHED 1914

April 29, 2019

"ARGO produced strong operating (non-GAAP) results in 1Q19, including solid premium growth and improved core loss and expense ratios versus 1Q18. **Management continues to enhance ARGO's operations via investments in technology and people. We believe the company's operating performance is poised to further benefit from these investments.**"

COMPASS POINT RESEARCH & TRADING, LLC

April 29, 2019

"Argo Group reported an exceptional adjusted operating EPS of $1.18… We believe the company's prospects are improving. **Our analysis shows that ARGO Group is one of the best reserved companies among insurers we cover**, with roughly $250 million of excess reserves in its domestic operation alone… Our 2019 and 2020 top line growth is projected at 7% and 6% respectively. **That's because Argo aggressively buys its shares, and has a franchise, including its E&S operation, that is conducive to growth.**"

JMP

April 29, 2019

"We believe Argo has the right mix of business for the market at hand (predominantly specialty insurance), that its core E&S business is a valuable franchise, and that **ongoing investments in digital capabilities and emerging growth markets across the globe will pay dividends down the road.** Recent quarters have shown that its digital investments are beginning to bear fruit, with what we view as a modest overall amount of investment."

RAYMOND JAMES®

February 20, 2019

"We believe the company is **positioned to report continuing improvements in the expense / combined ratios…**

We believe the upside to our estimates range between $0.35-$0.85 per share over the next 18-24 months (considering **management has outlined an expectation of improving underwriting results by 200-300 bp** while we currently model improvement of ~125 bp), **which could position ARGO to report a double-digit ROE by 2020.**"

(1) Permission to use quotations neither sought nor obtained. Emphasis added.

18

Today’s Agenda 1 Argo Overview 2 Argo has Generated Superior Shareholder Returns 3 Argo’s Fundamental Operating Strategy is Delivering Results 4 Our Board’s Commitment to Investor Stewardship 5 Voce’s Campaign 6 Concluding Remarks 18

Strategy Aligned Toward Shareholder Value Creation Our strategy, which is predicated on underwriting excellence, prudent investment management, and thoughtful capital allocation has generated a 9% CAGR in BVPS1 since 2002, the first full year following the formation of Argo Group A Underwriting Profitability Talented underwriting teams with keen focus on risk selection 440 point improvement in loss ratio from 2012 to 2018 260 bps decline in expense ratio from 2017 to 2018 Combined Ratio target of 93% within 24 months B Total Return Investing Experienced investment team Balanced investment portfolio focused on capital preservation and total return Material contributor to return on average equity C Operating Leverage Strategic capital allocation to protect balance sheet and optimize returns Strong record of returning excess capital to shareholders (over $655mm since 20104) Disciplined M&A strategy D Shareholder Value Creation 9% BVPS CAGR since 20022 1Q 2019 Adjusted Operating ROAE of 9.1%3 Top quartile total shareholder returns (1) Book value per common share. (2) Includes dividends. (3) Adjustment adds / (deducts) net realized investment and foreign currency exchange losses / (gains) and assumes tax rate of 15%. (4) When regular dividends and share repurchases were reinstated. 19

Argo’s Fundamental Strategy Delivers Results A Underwriting Superior Underwriting Results: 97.9% combined ratio in 2018 vs. Profitability peer average of 100.7%1; target of 93% by 2020 Total Return Conservative Investment Portfolio Composition with Consistent B Investing Results: Supportive of our underwriting operations Operating Growth Momentum: 10% CAGR in gross premiums Operating C written since 2002 (formation of modern Argo Group) = 4.8x Leverage increase; strong 1Q results demonstrate continued momentum Returning Excess Capital to Shareholders: More than $655 million of capital returned to shareholders since reinstating dividend Shareholder D in 2010 Value Creation Book Value Per Share Growth Driving Value: 9% CAGR (including 1Q 2019 dividends) since 2002 1Q 2019 annualized GAAP ROAE of 20.1% and adjusted operating ROAE of 9.1% (1) Peer average includes Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective, and W.R. Berkley. 20

1Q 2019 Operating Results: Continued Momentum and A Improvement 7.1% increase in gross premiums compared to 1Q 2018 100bps increase in adjusted operating ROAE compared to 1Q 2018 100bps decrease in the combined ratio compared to 1Q 2018 1Q 2019 1Q 2018 % Change / Difference Gross Written Premiums $760.8 $710.5 7.1% Earned Premiums 420.5 414.7 1.4% Underwriting Income $21.9 $17.3 26.6% Operating Income Before Taxes $48.3 $45.6 5.9% Operating Income per Common Share (diluted)1 $1.18 $1.05 12.4% Loss Ratio 56.6% 57.2% 0.6% Expense Ratio2 38.2% 38.6% 0.4% Combined Ratio 94.8% 95.8% 1.0% ROAE 20.1% 5.5% 14.6% Adjusted Operating ROAE 9.1% 8.1% 1.0% All data in millions except for per share data and ratio calculations. (1) Operating income calculated using an assumed tax rate of 20% and 15% for 1Q 2018 and 1Q 2019 respectively; share count adjusted for stock dividend. (2) Includes all acquisition, G&A and corporate expenses. 21

A Consistent Underwriting Results Loss Ratio1 Sustained Outperformance vs. Peers 58.7% 58.0% 60.8% 68.8% 66.6% 66.8% 57.4% 60.1% 56.6% 55.9% 55.8% 8.7% 4.4% 3.3% 1.3% 1.4% 1.8% 54.5% 54.0% 53.0% 58.1% 56.8% 55.3% 2014 2015 2016 2017 2018 1Q 2019 Loss Ratio ex-CAT Catastrophe Loss Ratio Implemented greater consistency of results with refined regional and line of business reporting structure Active and continuous derisking and target underwriting of the in-force book with cumulative exited U.S. GWP of $490 million from 2014 to 2018 Reduced Argo’s participation in main Lloyd’s syndicate from 87% to 57% from 2013 to 2018 to decrease exposure to catastrophe risk Expense Ratio2 Improving Expense Ratio 35.6% 35.8% 35.8% 35.0% 34.1% 3 40.1% 39.1% 38.8% 40.4% 37.8% 38.2% 18.8% 17.6% 18.1% 17.6% 17.5% 17.0% 21.3% 21.5% 20.7% 22.8% 20.3% 21.2% 2014 2015 2016 2017 2018 1Q 2019 Non-acquisition Ratio Acquisition Ratio Investments in technology have enabled Argo to process more business without increasing headcount / resources Actively managing relationships with underperforming and high cost Managing General Agents “MGAs” to reduce acquisition costs Established position of Chief Administrative Officer in 2018 to further consolidate operations Combined Ratio Consistent Underwriting Performance 94.4% 93.8% 96.6% 103.8% 100.7% 107.2% 96.0%3 96.2% 97.9% 94.9% 94.8% 40.4% 40.1% 39.1% 38.8% 37.8% 38.2% 66.8% 60.1% 55.9% 55.8% 57.4% 56.6% 2014 2015 2016 2017 2018 1Q 2019 Loss Ratio Expense Ratio 2018 combined ratio of 97.9% vs. peer average of 100.7% Mid to low 90s medium term outlook driven by operating efficiencies embedded in budget Peer Average4 Source: Company filings and SNL Financial for year ended 12/31/18. (1) Excludes impact of catastrophe premium reinstatement. (2) Peer expense ratios adjusted as to include corporate expenses and amortization (excluding value of business acquired). (3) Reflects Argo’s restated 2014 expense ratio. 22 (4) Peer average includes Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective, and W.R. Berkley.

A Superior Underwriting Results Argo’s 2018 combined ratio outperformed the peer average by 275bps 2018 Combined Ratio 5-Year 94.4% 95.3% 91.3% 98.8% 95.7% 98.5% 96.9% 97.6% 101.3% 99.3% 99.5% 96.7% 99.7% 105.4% Average: 118.6% Peer Average 108.6% Combined 103.5% Ratio1: 100.7% 98.3% 98.4% 99.7% 100.2% 101.3% 97.2% 97.6% 97.9% 95.7% 95.9% 93.8% 28.7% 47.1% 24.7% 32.8% 29.2% 32.4% 33.6% 33.2% 36.0% 34.2% 37.7% 37.8% .8% 73.6% 79.9% 70.5% 68.9% 70.7% 71.5% 64.0% 66.6% 59.9% 60.1% 62.4% .1% 3 2 2 2 2 2 2 2 3 2 2 Loss Ratio Expense Ratio Source: Company filings and SNL Financial for year ended 12/31/18. (1) Argo excluded from average. (2) Expense ratios adjusted as to include corporate expenses and amortization (excluding value of business acquired) if allocable to core insurance business. 23 (3) Represents combined ratio for P&C business; Excludes unallocated corporate expenses.

A Argo Continues to Drive Its Digital Transformation Over the last 5 years Argo has achieved a 43% improvement in GWP per employee Transform Core Business Processed over $1BN GWP through our newly implemented flagship policy admin system Developed a product for immediate pricing on Owners Interest Casualty policies, helping policies bound in that business grow 16% YOY to start Launched Argo Risk Tech, a custom, sensor-based technology that allows retail merchants to manage risk through reduction in on-premises accidents Partnered with a startup cybersecurity MGA for our cyber book Built a data platform for the retrieval, processing, and machine learning on proprietary and external data sources Invested in a business that uses machine learning to automate data entry with an initial use case for streamlining policy submissions Employed robotic process automation (“RPA”) across multiple use cases Dollars of Digital Investment Explore Adjacencies Built a self-serve digital portal driving engagement with Argo’s brokers and insureds Scaled Protector, our in-house digital platform in Brazil, to handle BRL 50.2MM in GWP Invested in a startup helping brokers focus on risk advisory through custom built digital tools and automation of back-office tasks Disrupt Traditional Insurance Incubated a startup focused on enabling stronger membership engagement for affinity groups and associations—33 clients signed up in 1 year representing ~500K users Invested in the largest payment processor of crypto currencies as a way to explore blockchain and insurance applications in the space

A Argo’s 3 Pillars to Digital Strategy Digitize distribution & secure less expensive alternative channels Benefits top line growth and the expense ratio Owners Edge (Construction)—Doubled planned premium for the unit in 2018 while reducing number of underwriters 85% of quotes provided in minutes via advanced underwriting algorithm and reduced form; over 95% of brokers never go back to paper submissions Quick Quote Factory – Integrated technology platform launching across Argo franchise in 2019; suite of quick quote applications across business lines enabling innovation with little overhead Leverage data to become the fastest and smartest risk assessor Increases underwriting efficiency (expense ratio + top line growth) as well as consistency (reducing loss ratio) Argo Pro Insights (launched at the end of 2018) pulls over 3 terabytes of data weekly on public companies and applies advanced machine learning algorithms to both find unique risk factors in public companies for D&O as well as for probabilities for claims, saving thousands of hours of underwriter time Building upon Argo Pro Insights, expanding use of external data to other lines of business in 2019 Automate the process freeing people up for high-value work Benefits top line growth and the expense ratio Casualty & Construction underwriting system now handles 100% of the process (hundreds of submissions per day with over 75% of those submissions handled in under 1 hour now) 2019 will see automation of other key functions driving scale and efficiency as well as expanding automation to other high volume business units 25

Argo 2.0 Process and Technology Program – Enables A Cost Effective Scale Argo began a process called Argo 2.0 approximately 5 years ago; investments in technology, process optimization and outsourcing have enabled profitable growth and the financial benefits will accelerate as additional scale is achieved Gross Written Premiums Gross Written Premiums Non-acquisition Expenses $2,955 $2,697 $711 $761 2017 2018 1Q 2018 1Q 2019 Non-acquisition $359MM $352MM $88MM $89MM Expenses: (2%) Change 1% Change All data in millions. Key Argo 2.0 Achievements: IT infrastructure modernization (2017—Present) IT Infrastructure support outsourced (2017) IT application support outsourced (2017) Business Process Outsourcing (Started in 2010, Accelerated in 2016) Business Process Optimization (2015—Present) Robotics Process Automation (2016—Present) UW System Enhancements (2014—Present) 26

Conservative Total Return Focused Investment B Portfolio Portfolio Characteristics Duration of 2.6 years1 – focused on asset-liability management Average rating of ‘A1/A+’ Fixed income book yield of 3.3%2 Liability-driven investment portfolio Liability-hedging portfolio: ~75% of total assets focused on meeting capital needs of day-to-day insurance business Performance-seeking portfolio: ~25% of total assets focused on diversification and total return Asset Allocation (1Q 2019) Total: $5.1BN 8% 12% Short Term & Cash 7% 7% Core Debt High Yield Debt Alternatives 65% Equities Investment Income ($MM) Total Return3: $144.2 ($15.6) $176.1 $243.2 ($27.4) $148.0 Cumulative Total Return $668.5MM Net Investment 4 $140.0 Income : $133.1 $115.1 $106.1 $88.6 $33.9 2014 2015 2016 2017 2018 1Q 2019 Net Investment Income4 / Average Equity: 5.3% 4.3% 5.3% 6.2% 6.0% 6.4% Cumulative Net Investment Income $616.8MM (1) Duration includes cash & equivalents. (2) Book yield is pre-tax & includes all fixed maturities. (3) Total return defined as the sum of net investment income, realized and unrealized gains / (losses) and change in fair value of equities (2018 and 1Q 2019 only). (4) Assumes 20% and 15% tax rate through 2018 and 1Q 2019 respectively. 1Q 2019 ratio is annualized. 27

C Operating Growth Momentum Argo has achieved scale in highly desirable markets that will support continued margin improvement and growth in book value per share Scale 2002 2006 1Q 2019 2002-1Q 2019 Factor Gross Written Premiums $622 $ 1,156 $3,006 4.8x Net Written Premiums 484 847 1,759 3.6x Net Earned Premiums 378 813 1,738 4.6x Balance Sheet 2002 2006 1Q 2019 2002-1Q 2019 Factor Total Assets $2,209 $ 3,722 $9,955 4.5x Total Investments 1,181 2,514 4,904 4.2x Shareholder’s Equity 328 848 1,881 5.7x All data in millions. 28

D Active Steward of Shareholder Capital From 12/31/10 to 3/31/19, GAAP book value grew from $1.6BN to $1.9BN and $655 million of capital was returned to shareholders While our #1 priority remains deploying capital into the businesses where we see attractive returns, we have a strong track record of returning excess capital to shareholders 16.5% dividend per share CAGR from 2010 to Q1 2019 (approximately 300% increase) – highest amongst peer group1 Cumulative Capital Returned to Shareholders Cash Dividends Share Repurchases $122 $186 $243 $304 $373 $425 $499 $578 $646 $657 $122 $15 $78 $74 $69 $69 $64 $61 $58 $18 $52 $27 $33 $14 $106 $13 $16 $37 $23 $49 $45 $51 $47 $45 $44 $32 $30 $11 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q 2019 All data in millions. (1) Peer group includes Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective, and W.R. Berkley. 29

ARGO GROUP

D Book Value Per Share Growth Driving Value

We consider growth in book value per share (which is a product of ROAE and capital management actions), inclusive of cash dividends paid to our shareholders, to be the key financial measure of building shareholder value



Book Value Per Share
Reported Book Value[1]
Cumulative Dividends
• First full year following formation of modern Argo
• Global Financial Crisis
• Hurricanes Ike and Gustav
• Global Catastrophe Activity – Christchurch earthquake, Tohoku earthquake, Thailand floods, Queensland floods, Copenhagen Cloudburst
• December Capital Markets Dislocation – 15.7% S&P 500 decline over 21 days
• Elevated catastrophe activity
9% CAGR (Incl. Dividends)
2002 $15.28 $15.28
2003 $17.78 $17.78
2004 $19.83 $19.83
2005 $21.89 $21.89
2006 $25.53 $25.53
2007 $30.58 $29.50
2008 $29.55 $28.47
2009 $34.86 $33.78
2010 $39.16 $37.77
2011 $38.03 $36.32
2012 $41.71 $39.69
2013 $44.81 $42.37
2014 $48.96 $46.03
2015 $50.79 $47.22
2016 $56.25 $51.94
2017 $58.71 $53.46
2018 $57.77 $51.43
1Q 2019 $61.84 $55.23

(1) Book value per common share:
- Adjusted for June 2013, March 2015, June 2016 and March 2018 stock dividends.
- 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated.
- 2006 and prior years adjusted for PXRE merger.
- 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if-converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007.

31

D Achieving Our Target ROAE A 93% combined ratio meets our ROAE target of 10% under current conditions Pre-Tax Income Contribution Underwriting Net Premiums Earned Combined Ratio $126MM Contribution ~$1.8BN (1 – 93%) Investment Investment Assets Net Investment Yield $138MM Contribution ~$5BN ~2.75% Pre-Tax Income $230MM1 (10%+ ROE) (1)    Includes approximately $34mm of interest expense on corporate debt. 31

Today’s Agenda 1 Argo Overview 2 Argo has Generated Superior Shareholder Returns 3 Argo’s Fundamental Operating Strategy is Delivering Results 4 Our Board’s Commitment to Investor Stewardship 5 Voce’s Campaign 6 Concluding Remarks 32

Our Board’s Commitment to Stewardship Argo’s Board is keenly involved in approving corporate strategies, executive compensation and oversight of the risks and opportunities embedded in our business. Thoughtful Board composition and refreshment is and has been a priority We have strong and sound corporate governance practices designed to promote shareholder interests Our Board has demonstrated we have the necessary mix of skills to oversee near- and long-term strategy, including deep insurance industry knowledge, significant finance and capital markets expertise, and business operations backgrounds We have proactively added directors with diverse backgrounds and perspectives, broadening our range of representation while enhancing the digital strategy, global operations, and corporate governance expertise of our Board. We are currently onboarding 5 of 13, rotating our committee chairs The Board’s oversight is greatly enhanced by the insight that our longer-tenured directors provide in an industry marked by its long business cycles Our highly independent Board ensures the alignment of company strategy with shareholder value creation 33

Strong and Sound Corporate Governance Argo’s board has a longstanding commitment to the highest standards of corporate governance Governance Highlights Adoption Among the S&P 500 Independent Chairman 31% Shareholder right to call a special 64% meeting at 10% Majority vote standard 90% Single voting class stock 92% No poison pill 99% 98% (2018) Say-on-Pay support 92% (2018) 98% (5-year average) Additional Best Practices Fully independent Board (except CEO) Regular executive sessions of independent directors Annual management succession planning Officer and director stock ownership guidelines Clawback policy Source: Spencer Stuart Board Index 2018, ISS Governance Analytics 34

Board Expertise Aligned with Strategy Our Board has the necessary expertise to oversee Argo’s strategy and effectively balances continuity in an industry marked by long business cycles, with the need for fresh, diverse perspectives Argo’s Directors Bring a Diverse Range of Skills and Qualifications Executive Leadership Accounting and Finance 13 8 Business Operations Business Strategy 9 13 Corporate Governance Technology / Digital Strategies 10 3 Industry Knowledge Int’l Operations / Global Markets 13 7 Investment Management Legal / Regulatory 4 5 Risk Management 7 Strong, Independent Oversight Enhanced by Diverse Mix of Expertise, Tenure and Backgrounds We are committed to thoughtful refreshment and have proactively introduced directors with relevant skills and diverse perspectives 5 of 12 (42%) independent directors added since 2017 o New directors add digital strategy, global operations, finance and corporate governance expertise Robust, diverse boardroom dialogue enhanced by: o 2 women directors o 2 directors who self-identify as ethnically diverse o 3 non-US citizen directors o 1 US citizen, UK expat director Combination of fresh perspectives and experienced directors ensures continuity and proper knowledge of long-cycled insurance industry Independence of the Board ensures strong oversight and aligns company strategy with shareholder interests 12 of 13 directors are independent Empowered Independent Chairman role Audit, Nominating and Human Resources Committees composed entirely of independent directors 35

Strong Commitment to Ongoing Board Refreshment Argo’s refreshment process began long before Voce, highlighting the Board’s commitment to proactive self-evaluation to maintain the highest level of corporate governance Dymphna A. Lehane Anthony P. Latham Al-Noor Ramji Samuel G. Liss Kathleen A. Nealon Technology Marketing, Distribution, Compliance Argonaut Board Risk Management Operations Risk Management 9 / 9 directors Strategy Corporate Governance 2 director 3 director retirements retirements 2007 2009 2010 2011 2016 2017 2018 2019 1 director 1 director retirement retirement John H. Tonelli Thomas A. Bradley PXRE Board Emerging Markets Audit 4 / 10 directors Exposure Operations Investment Financial Experience Argo Group Post-Amalgamation Board: 13 directors 2 new directors added in 2010-2011 36

Qualified and Engaged Board of Directors Argo’s longer-serving directors have driven significant change over time, overseeing the company’s strategy and positioning Argo to deliver superior shareholder returns over time Gary V. Woods Independent Chairman President, McCombs Enterprises Successfully funded and promoted 30+ growth companies across diverse industries, both domestically and internationally Throughout Woods’ tenure, McCombs has expanded its portfolio to include business endeavors in real estate, energy, and entertainment Former director of Ilex Oncology (acquired by Genzyme Corp.) and Titan Holdings Mark E. Watson III President CEO, Argo Group CEO and President since January 2000 Spearhead of Argo’s current strategy to drive growth and shareholder value Oversaw Argo’s successful transformation from a domestic insurer specialized in workers’ comp to a global underwriter of specialty insurance and reinsurance F. Sedgwick Browne Former Partner, Morgan Lewis / Lord Day Attorney specialized in global insurance and reinsurance with additional transactional background specific to the industry and public companies Deep expertise in the opportunities and threats inherent in insurance industry consolidation Critical knowledge of the Company’s historical evolution, business lines, and operations Kathleen A. Nealon * Former Group Head of Legal and Compliance, Standard Chartered Internationally recognized expert in corporate governance, compliance and risk management Former director of Cable & Wireless, Shire, and Halifax Bank of Scotland Practiced international banking and regulatory law for 14 years John H. Tonelli * Managing Director, Head of Debt Capital Markets and Syndication, Oppenheimer Former CEO of Advanced Global Capital Former CFO of Corporación America, S.A. Former head of International Structured Finance at Bear Stearns Former head of Latin American practice at Cadwalader, Wickersham & Taft Hector De Leon Former General Counsel, Texas State Insurance Board Legal and regulatory background specific to insurance industry Founder of De Leon & Washburn, a law firm focusing on the regulatory needs of insurance companies of all sizes Former director of Titan Holdings Mural R. Josephson Former CFO and Senior Vice President, Kemper Former audit partner at KPMG Audit committee member at numerous insurance holding companies Former director of insurance holding companies, HealthMarkets, Inc. and SeaBright Holdings, Inc. John R. Power, Jr. President, Patrician Group 40-year career in commercial and investment banking Diverse industry experience spanning oil and gas, real estate and finance Former director of America West Airlines and current director of two financial subsidiaries of CNH Global * Denotes director up for election at 2019 annual meeting 37

Qualified and Engaged Board of Directors (Cont’d) As part of its ongoing refreshment process, Argo has appointed five new directors with new, highly relevant experiences and perspectives since 2017 Anthony P. Latham Former Managing Director – Global Risks Division, RSA Group 40+ years of international insurance operating and governance experience Public board experience concentrated in the insurance industry, with tenures at Codan A/S, Ecclesiastical and Flagstone Held numerous senior executive roles during 17-year tenure at RSA, ultimately becoming managing director of the global risks division Samuel G. Liss * Managing Principal, Whitegate Partners Adjunct professor, NYU and Columbia University Independent director at Verisk (former presiding director, current Chair, Finance and Investments) Former Director at DST Systems, Nuveen Investments, Ironshore Insurance Former EVP, Travelers Insurance; led Corporate Development and the Financial, Professional and International Insurance operating division Former Managing Director at Credit Suisse, Financial Institutions Investment Banking and Equities Divisions Thomas A. Bradley Former CFO, Allied World Assurance Former CFO of Fair Isaac Corporation Former CFO of the St. Paul Companies (now Travelers) Former director at Nuveen Investments Served in senior financial and operational positions at Zurich Insurance Group, including as CEO of Universal Underwriters Group Dymphna A. Lehane Former Global Managing Partner, Accenture 30-year international career includes expertise in insurance, as well as corporate governance and risk management specific to financial services Specialized and highly skilled in strategizing and overseeing organizational, technology-led change to address strategic issues at global insurance companies Al-Noor Ramji * Group Chief Digital Officer, Prudential PLC Held leading technology and innovation roles at BT Group, Qwest Communications, Dresdner Kleinwort Benson, and Swiss Bank Corporation Current director of software companies including Evry and Virtusa, and former director of Misys Extensive knowledge in developing and executing integrated, long-term digital strategies * Denotes director up for election at 2019 annual meeting * Denotes director up for election at 2019 annual meeting Our Board is fully and uniquely equipped to capitalize on the set of opportunities presented at the current juncture of technological innovation and far-reaching consolidation Supporting Argo’s directors ensures that our Board will continue to have the optimal balance and diversity of perspectives for robust oversight and continued growth of shareholder value 38

Today’s Agenda 1 Argo Overview 2 Argo has Generated Superior Shareholder Returns 3 Argo’s Fundamental Operating Strategy is Delivering Results 4 Our Board’s Commitment to Investor Stewardship 5 Voce’s Campaign 6 Concluding Remarks 39

Voce’s Campaign Overview Voce has not engaged in constructive dialogue with Argo or shown any credible ideas to promote long-term shareholder value Voce’s nominees are not additive to our director mix either in terms of skills or depth of high quality industry experience Voce’s is attempting to disrupt an effective board refreshment process that is deliberate, well-crafted, and introduces fresh thinking, all while driving continuing performance in key elements of our successful strategy. Such disruption is not in Argo’s shareholders’ interest Voce’s proposal to remove directors with deep institutional knowledge will only disrupt continuity and succession planning Voce’s allegations are false and misleading, and show a lack of due diligence and basic understanding of the Company and industry Voce has a track record of destroying shareholder value at the companies it targets Voce is a short-term investor, selling its stakes on average after 1.75 – 2.25 years 40

Voce Engagement Timeline Rather than engage in a constructive dialogue, Voce has built a campaign based on falsehoods and misdirection in order to try to make a quick profit at the expense of our long-term shareholders. We also note that Voce has not demonstrated any experience in insurance company operating strategies or execution challenges Argo management team reached out to Voce within two days after they emailed our CEO in January 2019 Argo senior leaders met with Voce in person and subsequently had a conference call. At no time did Voce indicate any concern to us about: An intention to file a 13D Corporate governance Board or management team effectiveness The Argo Board readily agreed to Voce’s requested meeting with directors âœ~ Voce abruptly canceled this meeting in concert with release of their public letters announcing a proxy fight âœ~ Voce has been unwilling to engage with the Argo board As well, the Argo Board offered to interview Voce’s Board nominees, as it would review any candidate for the Board âœ~ Voce twice rejected the Board’s outreach 41

Voce's Nominees Will Not Enhance Breadth of Skills, Depth of Experience, or Relevant Industry Knowledge of Current Board

Argo has stringent criteria and conducts a thorough and extensive evaluation process for all director nominee candidates

Voce's Hypocritical Reasoning

- Voce criticizes overlaps on Argo's board, yet fails to mention that **3 of Voce's 5 nominees worked at AIG in senior management roles in lead-up to its government bail-out**

	Current Targeted Directors					Voce's Proposed Directors				
	Gary Woods	Hector De Leon	John Power	Mural Josephson	Sedgwick Browne	Bernard Bailey	Kathleen Dussault	Charles Dangelo	Carol McFate	Nicholas Walsh
Insurance Operations	✓	✓	✓	✓	✓			✓ AIG	✓ AIG	✓ AIG
U.S. Public Board Service	✓	✓	✓	✓	✓	✓				
Corporate Strategy	✓	✓	✓	✓	✓	✓		✓		✓
Global Operations	✓		✓	✓	✓		✓	✓		✓
Argo Stock Ownership (as of April 2, 2019)	✓ 57,880	✓ 18,910	✓ 16,067	✓ 22,359	✓ 20,180					✓ 2,000

43

Falsehoods About Offices and Investment Properties Cannot Detract from Argo’s Value-Enhancing Consolidation Efforts Voce combines falsehoods and misdirection in its attempt to discredit what is a cost-conscious, focused real estate program. The truth was easily available to anyone who chose to ask the Company a few simple questions or conduct a check of New York City public real estate records REAL ESTATE Falsehoods & Misdirection Voce claims there is a glass penthouse on top of our NYC headquarters Voce denigrates Argo’s NYC headquarters’ cost and location Voce implies our London offices are inappropriately located Voce tries to paint a picture of our office spaces being outfitted with expensive art Voce claims we own “Lavish Corporate Apartments” in Miami    The Facts There is no penthouse apartment above our New York offices There is only a meeting room with a large table surrounded by glass walls Yes, we do have a corporate apartment in New York used by many employees, but it is not the fancy place described by Voce The relocation of our New York City office was a deliberate, cost-efficient move to consolidate multiple regional offices The cost per square foot cited by Voce is incorrect. Following the move, we are spending less on rent than it would have cost to remain at our previous locations Location is adjacent to many of the technology companies that we collaborate with and compete with for talent The acquisition of Ariel brought a large team who were housed in separate offices We consolidated the Ariel offices and our existing offices into one space located where virtually all similarly-sized competitors’ UK operations are headquartered The move to a combined space achieved greater cost efficiency than remaining in our previous locations The cumulative cost of every piece of artwork carried on our balance sheet for all of our office spaces worldwide over the past two decades is less than a million dollars Most of the art in our offices has been acquired in local communities to showcase the talent of local artists The properties identified in Voce’s press release are not corporate housing, but rather part of our investment property portfolio: they are income-producing assets purchased in connection with a Section 1031 like-kind real estate exchange following the sale of a commercial property in California 43

Sensationalist Claims About Corporate Aircraft Program Based on Fundamentally Wrong Analysis Voce has chosen to disregard the truth in favor of fabricating a narrative of excess, when in reality the program is right-sized for business needs and enables effective execution in an industry built on personal relationships CORPORATE AIRCRAFT PROGRAM Falsehoods & Misdirection Voce claims we attempted to hide ownership of an aircraft from our investors through the use of some kind of off balance sheet structure Voce says this plane “crisscross[ed] the globe at a dizzying pace”, travelling to multiple exotic locales Voce tries to make it seem as though our CEO’s lack of reimbursements means Argo is paying for his personal use of the corporate aircraft program Voce uses insinuation to raise questions about the Company’s oversight of its aircraft program The Facts All assets and liabilities related to aircraft usage have been reflected on the Company’s balance sheet The Company did not use corporate aircraft to transport our CEO to all of the destinations described by Voce The aircraft was not owned or used exclusively by Argo Voce’s flight log is an irrelevant red herring While we do, on occasion, allow our executives to arrange for use of corporate aircraft for personal trips, they do so by paying the vendor directly and at their own expense and no incremental cost is incurred by the Company The use of corporate aircraft is audited quarterly by our internal auditors and reported to the Argo Board Audit Committee on a quarterly basis to ensure proper allocation of imputed tax benefits attributable to executives when non-business travelers accompany them on business trips, and this information is reported on a quarterly basis to the Audit Committee of the Board 44

Client-Targeted Sponsorship Programs Strengthen our Business in a Cost-Effective Manner Our sponsorship programs costs on average less than $1mm per year, materially less than available information for others in the industry, to provide client-targeted programming that is a key element of our success and also revenue-generating SPONSORSHIP PROGRAM Falsehoods & Misdirection Voce says our sponsorship programming is focused on flashy events that are unconnected to our business Voce criticizes the costs of what is described as “vanity” sponsorship programming    The Facts Our sponsorships are strategically aligned with our business (i.e. Formula E—clean energy), non-traditional, inexpensive as compared to traditional corporate activities such as golf events, and carried out in multiple locations such that the cost is spread across multiple client events Our Bermuda-focused sailing events serve to raise Argo’s profile in Bermuda as both a (re)insurer and as a competitor for top local talent We make cost-effective sponsorship selections and have spent on average less than $1 million per year over the last five years for named sponsorships The revenue we generate from sponsorship opportunities meaningfully exceeds our costs and allows us to deepen our relationships with key clients 45

Voce has a History of Destroying Shareholder Value Every campaign in which Voce has won or been awarded a board seat has resulted in TSR underperformance relative to the S&P 500 Date of Voce End Date of Estimated Absolute Estimated TSR vs. Voce Holdings with Number of Highest Stake Director(s) Voce TSR During Board S&P500 Board Representation Voce Directors During Holding Appointment Investment Tenure1 During Board Tenure1 Natus Medical 6/22/2018 Currently Held 2 2.2% -27% -36% Calix, Inc. 3/14/2018 Currently Held 1 2.5% -6% -15% Cutera, Inc. 1/6/2015 Currently Held 1 5.6% 48% -13% Analogic Corporation 10/13/2017 2/15/2018 1 2.8% 2% -5% Air Methods Corporation 3/22/2016 4/21/2017 1 3.1% 17% 0% Investment Technology Group 4/9/2015 12/31/2017 1 1.9% -34% -69% Destination Maternity Corporation 11/26/2014 12/31/2016 1 2.4% -64% -77% Intevac 5/12/2014 11/16/2015 1 0.7% -30% -41% Source: Factset, CapIQ, Activist Insight, public filings, proxy statements, press releases and news reports (as of 4/30/19). Note: Includes all Voce campaigns in which Voce received board representation. Total shareholder return includes the reinvestment of dividends on the ex-date. (1) Based on publicly available sources. Board tenure TSRs represent period from date of Voce nominee board appointment and end of Voce holding period. 46

Today’s Agenda 1 Argo Overview 2 Argo has Generated Superior Shareholder Returns 3 Argo’s Fundamental Operating Strategy is Delivering Results 4 Our Board’s Commitment to Investor Stewardship 5 Voce’s Campaign 6 Concluding Remarks 47

Concluding Remarks Our operating strategy is delivering superior shareholder returns and has received support from the sell-side and investment community Argo is driving strong results by executing on a well-articulated strategy Established leader in niche insurance and reinsurance segments across attractive geographies Best-in-class loss ratios Argo’s Board has the critical expertise and independence needed to provide the necessary oversight and protect shareholder value Argo’s Board is committed to proactive refreshment and best-in-class corporate governance, exemplified by the 5 new independent members added in the past three years Voce has not engaged constructively, its nominees do not have additive skills or proven experience, and Voce itself, or on behalf of its nominees, has put forward no credible fundamental understanding or sensitivity to strategies of our business and the industry in which we operate Argo’s Board has overseen the Company’s successful transformation from a domestic insurer specialized in workers’ comp to a global underwriter of specialty insurance and reinsurance 48

Appendix: Operating Performance 49

Loss Ratio Performance Argo’s consistent loss ratio performance reflects disciplined risk selection 2018 Loss Ratio 5-Year 48.5% 57.7% 59.2% 59.6% 63.6% 61.6% 63.3% 64.2% 67.4% 70.7% 62.9% 59.0% 66.4% 68.6% Average: 79.9% 73.6% Peer Average Loss 70.5% 70.7% 71.5% 68.9% Ratio1: 66.6% 66.6% 62.4% 64.0% 60.1% 61.5% 61.7% 59.9% 2 2 Source: Company filings and SNL Financial for year ended 12/31/18. (1) Argo excluded from average. (2) Represents loss ratio for P&C business. 50

GAAP ROAE Performance GAAP ROAE Company 2014 2015 2016 2017 2018 1Q 2019 Average Alleghany 9% 7% 6% 1% 1% NA 5% W.R. Berkley 14% 11% 12% 10% 12% 13% 12% James River 6% 8% 10% 6% 9% NA 8% The Hanover Group 10% 12% 5% 6% 13% NA 9% Selective 12% 12% 10% 10% 10% NA 11% Global Indemnity 7% 5% 6% (1%) (8%) NA 2% Axis Capital 14% 11% 9% (6%) 1% 8% 6% RLI 16% 16% 14% 13% 8% 31% 14% Hallmark 5% 8% 2% (4%) 4% NA 3% Protective 8% 6% 7% 4% (9%) NA 3% Arch Capital 12% 8% 11% 7% 7% 19% 9% Markel 5% 8% 6% 5% (1%) 24% 5% Peer Average 10% 9% 8% 4% 4% 19% 7% Peer Median 10% 8% 8% 5% 6% 19% 7% Argo Group 11% 10% 8% 3% 4% 20% 8% Source: Company filings and SNL Financial. Note: 1Q 2019 reflected as 25% weighting within average. 51

U.S. Operations (58% of TTM GWP) GWP by Business Mix (TTM 3/31/2019) Professional Lines Property Specialty Liability Adjusted PTI(1) & Combined Ratio Combined Ratio Adjusted PTI $184 $184 $178 $138 $134 $ 90.4% 89.6% 86.9% 90.5% 91.1% 90 2014 2015 2016 2017 2018 1Q Segment Overview Excess & Surplus Lines – Non-standard (hard-to-place) risks, with focus on small/medium accounts Argo Pro – Customer service focused D&O and E&O specialty platform Trident – One of the largest specialty commercial insurance providers for small to middle market public-sector entities in the U.S. Rockwood – Leading provider of workers compensation and other programs for the mining industry Surety – Top 20 commercial surety writer Programs – Underwrites select specialty programs and provides fronting for state-sponsored funds Argo Insurance – Designs customized commercial insurance programs for retail grocery stores All data in millions except for ratio calculations. *TTM = trailing twelve months. 52 (1) Adjusted PTI = Adjusted Pre-Tax Income, which is equal to “Income Before Income Taxes” excluding “Interest Expense” as shown in Argo’s 10-Qs and 10-Ks. 52

International Operations (42% of TTM GWP) GWP by Business Mix (TTM 3/31/2019) Professional Lines Property Specialty Liability Adjusted PTI(1) & Combined Ratio Combined Ratio Adjusted PTI $75 $70 $57 $42 $19 ($77) 90.8% 91.1% 95.4% 117.5% 99.0% 93. 2014 2015 2016 2017 2018 1Q Segment Overview • Bermuda platform underwrites excess casualty, property and professional lines insurance as well as property reinsurance • Property cat, short tail per risk and proportional treaty reinsurance worldwide • Excess casualty, professional liability, and property insurance for Fortune 1000 accounts • Building diversity through international expansion in Brazil and throughout Europe • Well-established multi-class platform at Lloyd’s of London • Underwritten through Syndicates 1200 and 1910 (Ariel Re) • Top Lloyd’s Syndicate by stamp capacity All data in millions except for ratio calculations. *TTM = trailing twelve months. 53 (1) Adjusted PTI = Adjusted Pre-Tax Income, which is equal to “Income Before Income Taxes” excluding “Interest Expense” as shown in Argo’s 10-Qs and 10-Ks.    53

Appendix: Environmental, Social & Governance 54

Compensation Overview Compensation program thoughtfully designed to align pay and performance and incentivize sound risk management Target CEO Pay Mix 73% At-Risk 27% 40% Base Salary 33% Annual Incentives Long-Term Incentives Key Compensation Metrics Pre-tax operating income • Most accurate reflection of our short-term financial and operational performance Growth in book value per share (BVPS) • Comprehensive long-term measure of our financial strength and ability to enhance shareholder value • Achieved through a combination of underwriting income, total return on our invested assets and capital management Annual Incentive Plan • Earned based on performance against pre-tax operating income target, and subject to individual performance modifier of up to +/- 30%, based on achievement of short-term, operations-focused, individual goals established at beginning of year • Awards subject to 50% threshold and 200% maximum. If Argo does not achieve 50% of plan pre-tax operating income target, no awards are paid % Achievement Individual Individual of Plan Pre-Tax Performance Target × + = Final Award Operating Modifier Award Income +/- 30% No modification based on individual performance in 2018. Annual incentives earned at 78% of target for CEO and between 35% and 102% for NEOs Long Term Equity Incentive Plan • Target award is modified based on BVPS and performance against long-term individual performance objectives • Long-term individual goals are forward-looking and tied to key strategic objectives BVPS Modifier Individual Performance Target -100% to +50% Modifier + + = Modified LTI Award applied to 50% +/- 25% applied Grant of target to 100% of target No modification based on individual performance in 2018. Long-term awards earned at 50% of target for all NEOs 55

Incentivizing Continued Outperformance 2018 performance-based equity awards incentivize achievement of ambitious three-year stock price performance and expense ratio reduction goals • To incentivize continued outperformance over the next several years, in November 2018, the Human Resources Committee granted 3-year performance-based equity awards to key executives • Awards are tied to challenging stock price and expense ratio hurdles, the achievement of which we believe will drive outperformance • Awards granted to six key executives - For CEO, 75% of awards are tied to stock price targets and 25% to expense ratio goals - Weightings for other NEOs vary by individual, with awards weighted either 75/25 or 50/50 between stock price and expense ratio goals • Automatic forfeiture of entire award if stock price at end of 3-year performance period is below the grant date stock price • Earned shares are subject to an additional 1-year holding period following the end of the 3-year performance period • Awards subject to Argo’s clawback policy Stock Price Targets • 2018 Performance Awards are tied to challenging stock price goals, which require 25% growth for target payouts • At least 40% growth in our stock price is required for the maximum payout at 200% of target Expense Ratio Reduction • In recognition of the importance of reducing our expense ratio, the HR Committee tied a significant portion of the 2018 Performance Awards to expense ratio hurdles • Expense ratio targets based on full year result by end of 2021 • No payout for below target performance • Our approach in the past has been to disclose hurdles and achievement levels retroactively to provide transparency to investors without the risks of disclosing competitively sensitive information in advance 56

Highlights of Our 2019 Incentive Plan Proposal The 2019 Omnibus Incentive Plan will allow us to grant equity and cash awards to further align the interests of our employees and non-employee directors with those of shareholders 2019 Omnibus Incentive Plan • Our Board is requesting shareholder approval of the 2019 Omnibus Incentive Plan, which will replace the previous 2007 and 2014 Long-Term Incentive Plans • The 2019 plan requests a total of 1,885,000 shares, expected to last up to three years • Equity awards granted under the plan help Argo attract and retain top talent as we continue to expand, and establish a strong link between pay and our Company’s key strategic goals Plan Enhances Compensation Philosophy Approval of the 2019 Omnibus Incentive Plan will continue to align the interests of award recipients with our shareholders by awarding long-term incentives conditioned on the achievement of strategic performance targets Plan Governance Highlights Minimum vesting period of one year from grant date Dividends and dividend-equivalent rights subject to same vesting requirements as underlying award No liberal share recycling of options or stock appreciation rights Minimum 100% fair market value exercise price No repricing or cash buyout of underwater options or stock appreciation rights without shareholder approval No liberal change-in-control definition No excise tax gross-ups 57

Responsible and Effective Use of Equity Our Board of Directors is committed to using equity strategically and responsibly in order to best align incentives with shareholder interests throughout our entire organization Reasonable Historic Burn Rate Annual Share Usage Under 2016 – 2018 Equity Compensation Program 2016 (1) 2017 (1) 2018 Stock Options / 1,086,275 (2) — — SARs Granted Full-Value 330,311 270,745 458,715 Awards Granted Total Shares 1,416,586 270,745 458,715 Granted Shares 34,691,618 34,457,098 33,922,009 Outstanding Annual Share 4.1% 0.8% 1.4% Usage 3-year average of 2.1% After taking into account remaining shares from prior plans and newly requested shares, potential dilution of 9.6% is in line with peers Broad-Based Use of Equity Plan benefits employees throughout the organization • Awarding equity to a broad-base of employees helps Argo attract and retain superior talent and incentivize long-term shareholder value creation • 10% of total employees received equity compensation in 2018 • 49% of total shares awarded were granted to non-executive employees • Directors receive modest $70,000 award of RSUs as part of their annual director compensation (1) Grants adjusted to include the effects of Argo Group’s 15% stock dividend paid on March 21, 2018 (2) Includes 623 stock-settled SARs granted in 2016 and 1,085,652 cash-settled SARs that were converted to stock-settled SARs in 2016 58

Board Oversight of Risk Management Board oversees development of Risk Management Policy and Chief Risk Officer’s application of that Policy Boar Level Responsibilities • Ensure clear accountabilities are defined and a risk aware culture is fostered in line with Argo’s Purpose and Values Retain primary responsibility for the Risk Management Policy and oversee compliance with the Policy Ensure Chief Risk Officer has direct line of communication with Board Ensure independence of Risk Management function from underwriting and business operations Ensure Chief Risk Officer and Risk Management function have access to all necessary personnel and information to ensure compliance with our Policy Role of Chief Risk Officer Implement, maintain, and ensure compliance with the Policy; report to Board and CEO or CFO as appropriate Develop processes to ensure consistent application of risk management framework across entire organization     Support Board in articulating risk appetite and monitor risk exposures against agreed risk tolerance limits Recommend risk response and treatment options if identified risks fall outside the Company’s risk tolerance Goals of Risk Management Framework Risk Governance & Culture Define clear accountabilities and foster a risk aware culture in line with Argo’s Purpose and Values Risk Identification and Prioritization Ensure current and emerging risks that could materially impact our financial resources, volatility of resources or the viability of our business model are understood and articulated in a timely manner Risk Appetite, Tolerances and Limits Board defines clear boundaries for acceptable risk taking are defined by the Board Risk Management and Controls Ensure conscious management decisions are taken to secure opportunities and bring threats within acceptable bounds Risk Reporting and Communication Clearly communicate and cascade risk information through all levels of the organization to support decision-making 59

Governance and Oversight of Sustainability Environmental, Social and Governance (ESG) factors are overseen by our Board and embedded throughout Argo’s operations, coordinated by our Sustainability Working Group Board of Directors ïƒ¼ The Risk & Capital Committee receives periodic updates on material risks, including sustainability-related threats and opportunities Sustainability Working Group (SWG) Coordinates sustainability activities and plans across the organization and meets on a quarterly basis Dedicated to the oversight of Sustainability and ESG policies, processes and issues facing the organization Chaired by the Chief Risk Officer, responsible for coordinating sustainability initiatives, including periodic internal reporting Reports each quarter to the Enterprise Risk Management Steering Committee, summarizing the activities of the SWG and outlining progress made with the sustainability action plan Enterprise Risk Management (ERM) ERM strategy is rooted in our vision for managing risk: Risk intelligence enables Argo to achieve its strategic objectives by taking appropriate risks and exploiting opportunities Goal is to ensure Argo employees have access to the appropriate tools, processes and training to enable them to make informed and timely risk-based decisions 2019 Risk Innovation of the Year 2018 Risk Management Programme of the Year 60

Argo’s Focus on Climate Change Our ERM function recognizes the potential impact of climate change on Argo’s business operations, insurance products and clients as a key risk that demands our attention and response Our Board’s rigorous oversight process regards climate risk as it would other significant risks to our business and regularly evaluates potential challenges and opportunities We regularly perform stress test scenarios that consider the potential impact of high-carbon assets within our investment portfolio on its capital adequacy These stress test scenarios results have been reported to the ERM Steering Committee and Risk & Capital Committee of the Argo Group Board Argo was a founding member of ClimateWise, a coalition which supports the insurance industry to better communicate, disclose and respond to the risks and opportunities associated with the climate-risk protection gap 61

Corporate Responsibility Initiatives Human Capital Management Maintaining and developing a diverse workforce is key to our success and fundamental to our culture ï,§ Training and Development: Training magazine ranked Argo among the top 125 organizations in the world in 2019 for our successful learning and development programs ï,§ Employee Engagement: Argo provides innovative, creative experiences and tools to maximize engagement, connectedness, and development across our organization Environment Argo underscores its role as a responsible corporate citizen by working to minimize the environmental impact of our office services, facilities and technology operations ï,§ Office Locations: We are actively improving the environmental impact of our operations, from moving to a greener workspace in London to improving our recycling and waste management practices within each office. As much as possible, we operate in a paperless environment, and we encourage employees to recycle more and reduce personal waste Information Security & Data Protection The smart, accurate and safe use of data is essential to our long-term success and growth ï,§ Cybersecurity: We are committed to continued internal audits of security systems and cyber risk measures, as well as making all necessary enhancements to ensure the safety of private information ï,§ Privacy Promise: We recognize the importance of maintaining the privacy of our customers’ data. We have effective controls and processes in place to protect our customers’ information Community Our purpose of securing the future applies not only to our clients, but to the communities in which we live and work ï,§ The Argo Foundation: Invests in programs and services that support the health and well-being of Bermuda’s youth. ï,§ Volunteering: Argo employees volunteer in local education, arts and social services fundraising events, and Argo amplifies our employees’ charitable donations through our Matching Funds program    62

Seasoned and Accomplished Corporate Executive Team Consistent management direction balanced with upgrading of talent to position Argo for disciplined and strategic growth Years Experience Name Position Previous Employers Industry / Argo Tenure Mark Watson President & CEO 31 / 20 Titan Holdings, Kroll & Tract Jay Bullock CFO 32 / 11 Bear Stearns President of U.S. / Chief Administrative Kevin Rehnberg 31 / 6 OneBeacon, Travelers, St Paul, Chubb Officer Jose Hernandez Chairman—International 30 / 3 AIG Matt Harris Head of International 26 / 2 AIG, IAG Axel Schmidt Chief Underwriting Officer 31 / 5 Aviva, Zurich Alex Hindson Chief Risk Officer 21 / 4 Amlin, Aon, IRMG Bob Katzman Chief Actuary 31 / 4 AIG, Travelers, Crum & Forster US Chief Administrative Officer / Head Phil Vedell 23 / 4 Catlin, Alterra of Global Operations Andrew Breen SVP, Digital 3 / 3 AMEX, Voxy, Medialets, Palm, Credit Suisse Mark Rose Chief Investment Officer 23 / 7 RBC, Deephaven, Goldman Sachs Byron LeFlore Executive Counsel 30 / 19 Arter & Hadden Kurt Tipton President—Rockwood 33 / 33 Rockwood Oscar Guerrero SVP and Deputy CFO 29 / 3 AIG, XL Group, Frontier Average Years of Experience 27 / 9 63

Appendix: Reconciliation of Operating Metrics 64

Adjusted Operating Income Reconciliation 1Q 2019 1Q 2018 2018 Reported Net Income $91.2 $ 24.8 $63.6 Income Tax (Benefit) Provision 8.9 0.2 4.1 Net (Loss) Income, before taxes $100.1 $ 25.0 $67.7 Add (Deduct):    Net Realized Investment Losses (Gains) ($52.5) $ 15.7 $72.0 Foreign Currency Exchange Losses (Gains) 0.7 4.9 (0.1) Adjusted Operating Income Before Taxes $48.3 $ 45.6 $139.6 Provision for Income Taxes, at Assumed Rate1 7.2 9.1 27.9 Adjusted Operating Income $41.1 $ 36.5 $111.7 ROAE 20.1% 5.5% 3.6% Adjusted Operating ROAE 9.1% 8.1% 6.3% All data in millions. (1) Assumed tax rates of 20% and 15% for 1Q 2018 / 2018 and 1Q 2019 respectively. 65

Expense Ratio Reconciliation (2018) Net Premiums Underwriting Corporate Amort. Of As Reported Adjusted Company Commentary Earned Expenses1 Expenses Intangibles Expense Ratio Expense Ratio ï,§ Includes corporate expenses and $1,732 $655 NA NA 37.8% NA amort. of intangibles Adjusts for corporate expenses, unable 4,976 1,617 $16 NA 32.5 32.8% to adjust for amort. of intangibles Includes amort. of intangibles, adjusts 468 191 30 NA 40.8 47.1 for corporate expenses Includes corporate expenses and 363 103 NA $2 26.6 29.2 amort. of intangibles 2 Includes corporate expenses, adjusts 433 124 NA NA 28.7 NA for amort. of intangibles Specifically calculates expense ratio 4,865 1,560 NA NA 32.1 NA for specialty P&C segment only Specialty P&C Segment Specifically calculates expense ratio 2,206 714 NA NA 32.4 NA for insurance segment only Insurance Segment Includes corporate expenses, adjusts 4,791 1,596 NA 14 33.3 33.6 for amort. of intangibles 3 4 Includes amort. of intangibles, adjusts 4,254 1,366 522 892 32.1 33.2 for corporate expenses 3 Includes corporate expenses, adjusts 815 188 201 1 23.0 24.7 for amort. of intangibles Includes corporate expenses, unable to 4,712 1,778 NA NA 37.7 NA adjust for amort. of intangibles Includes amort. of intangibles, adjusts 809 25 NA 33.2 34.2 for corporate expenses Includes amort. of intangibles, adjusts 791 322 9 NA 40.6 41.8 for corporate expenses Includes amort. of intangibles, adjusts 6,372 2,099 193 NA 32.9 36.0 for corporate expenses Source: Company filings and SNL Financial for year ended 12/31/18. (1) Excludes dividends to policyholders. (2) Excludes one-time goodwill impairment charge. (3) Represents other operating expenses. Adjusted expense ratios calculated as sum of amortization of intangibles and other operating expenses over net premiums earned. (4) Represents amortization of deferred acquisition costs. 66

Notice to Recipient ABOUT ARGO GROUP INTERNATIONAL HOLDINGS, LTD. Argo Group International Holdings, Ltd. (NYSE: ARGO) is an international underwriter of specialty insurance and reinsurance products in the property and casualty market. Argo Group offers a full line of products and services designed to meet the unique coverage and claims handling needs of businesses in two primary segments: U.S. Operations and International Operations. Argo Group’s insurance subsidiaries are A. M. Best-rated ‘A’ (Excellent) (third highest rating out of 16 rating classifications) with a stable outlook, and Argo Group’s U.S. insurance subsidiaries are Standard and Poor’s-rated ‘A-‘(Strong) with a positive outlook. More information on Argo Group and its subsidiaries is available at www.argolimited.com. ADDITIONAL INFORMATION Argo Group International Holdings, Ltd. (“Argo Group”) has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2019 Annual General Meeting of Shareholders (the “2019 Annual General Meeting”). ARGO GROUP SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Argo Group with the SEC without charge from the SEC’s website at www.sec.gov. CERTAIN INFORMATION REGARDING PARTICIPANTS Argo Group, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Argo Group’s shareholders in connection with the matters to be considered at the 2019 Annual General Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. 67